Exhibit 99.2

Financial Supplement

Financial Information
as of March 31, 2013

(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K.

Our Investor Relations Department can be reached at (203) 252-5833.

Platinum Underwriters Holdings, Ltd.
Overview
March 31, 2013

Address:	Investor Information:
Platinum Underwriters Holdings, Ltd.	Kenneth A. Kurtzman
The Belvedere Building	Tel: (203) 252-5833
69 Pitts Bay Road	Email: kkurtzman@platinumre.com
Pembroke, HM 08 Bermuda	Website: www.platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2012.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including underwriting income or loss (pages 14-17), operating income or loss (page 7), related underwriting ratios (pages 14-17), book value per common share and fully converted book value per common share (page 11), are referred to as non-GAAP measures. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe natural or man-made catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; our ability to provide reinsurance from Bermuda to insurers domiciled in the United States; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry, including the effect of new entrants to the industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of retrocessional reinsurance on acceptable terms; foreign currency exchange rate fluctuation; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the performance of our investment portfolio; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us. The foregoing factors should not be construed as exhaustive. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.  For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2012.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:

Financial Highlights:
a. Financial Highlights	3

Balance Sheets:
a. Condensed Consolidated Balance Sheets - by Quarter	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income and Net Operating Income per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share	9
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	10
c. Book Value Per Common Share – by Quarter	11

Statements of Cash Flows:
a. Condensed Consolidated Statements of Cash Flows	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Property and Marine Segment - by Quarter	15
c. Casualty Segment - by Quarter	16
d. Finite Risk Segment - by Quarter	17

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	18
b. Premiums by Line of Business - Three Month Summary	19

Investments:
a. Investments	20
b. Fixed Maturity Available-for-Sale Securities Detail	21
c. Corporate Bonds Detail	22
d. Municipal Bonds Detail	23
e. Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments	24

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	25
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions	26

Exposures:
a. Estimated Exposure to Peak Zone Property Catastrophe Losses	27

Platinum Underwriters Holdings, Ltd.
Financial Highlights
March 31, 2013 and 2012
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2013	2012
Highlights
Net premiums written	$134,765	$143,661
Net premiums earned	126,853	138,212
Underwriting income	69,248	16,297
Net investment income	18,544	28,552
Net operating income (1)	74,914	32,778
Net realized gains on investments	13,318	22,339
Net impairment losses on investments	(421)	(1,070)
Net income	$86,516	$53,287

Total assets	$4,269,308	$4,488,420
Investments and cash	3,883,146	4,127,655
Total shareholders' equity	1,912,666	1,706,895
Unpaid losses and loss adjustment expenses	$1,862,278	$2,315,527

Per share data
Common shares outstanding - end of period	31,757	34,838
Weighted average common shares outstanding - basic	32,373	35,291
Adjusted weighted average common shares outstanding - diluted	32,838	35,510
Basic earnings per common share	$2.67	$1.50
Diluted earnings per common share	2.63	1.49
Operating income per common share - diluted (1)	2.28	0.93
Dividends per common share	0.08	0.08
Book value per common share (2)	$60.23	$49.00

(1)	See computation of net operating income and net operating income per diluted common share on page 7.
(2)	See computation of basic book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Assets
Investments:
Fixed maturity securities	$1,992,457	$2,054,498	$2,293,094	$2,423,834	$2,743,760
Short-term investments	104,443	172,801	165,741	167,778	216,047
Cash and cash equivalents	1,786,246	1,720,395	1,662,679	1,465,983	1,167,848
Accrued investment income	22,995	21,299	23,856	24,541	29,337
Reinsurance premiums receivable	124,590	128,517	150,775	145,132	148,126
Reinsurance balances (prepaid and recoverable)	4,701	6,560	4,335	4,538	7,393
Funds held by ceding companies	115,915	114,090	113,310	111,408	95,357
Deferred acquisition costs	28,789	28,112	29,189	27,620	28,203
Reinsurance deposit asset	52,088	50,693	-	-	-
Other assets	37,084	36,338	49,943	54,103	52,349
Total assets	$4,269,308	$4,333,303	$4,492,922	$4,424,937	$4,488,420

Liabilities
Unpaid losses and loss adjustment expenses	$1,862,278	$1,961,282	$2,160,154	$2,229,603	$2,315,527
Unearned premiums	119,537	113,960	122,150	114,759	121,553
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	67,667	64,849	67,489	64,304	62,083
Other liabilities	57,160	48,678	103,183	44,444	32,362
Total liabilities	$2,356,642	$2,438,769	$2,702,976	$2,703,110	$2,781,525

Shareholders' Equity
Common shares	$318	$327	$328	$332	$348
Additional paid-in capital	150,693	209,897	211,546	227,482	285,503
Accumulated other comprehensive income	131,103	137,690	150,387	148,562	140,458
Retained earnings	1,630,552	1,546,620	1,427,685	1,345,451	1,280,586
Total shareholders' equity	$1,912,666	$1,894,534	$1,789,946	$1,721,827	$1,706,895

Total liabilities and shareholders' equity	$4,269,308	$4,333,303	$4,492,922	$4,424,937	$4,488,420

Book value per common share (1)	$60.23	$57.90	$54.60	$51.84	$49.00

(1)	Book value per common share is a non-GAAP financial measure as defined by Regulation G. See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2013	2012
Revenue
Net premiums earned	$126,853	$138,212
Net investment income	18,544	28,552
Net realized gains on investments	13,318	22,339
Net impairment losses on investments	(421)	(1,070)
Other income (expense)	1,392	(479)
Total revenue	159,686	187,554

Expenses
Net losses and loss adjustment expenses	13,998	79,196
Net acquisition expenses	30,219	30,657
Operating expenses	19,305	16,983
Net foreign currency exchange losses (gains)	(220)	532
Interest expense	4,779	4,772
Total expenses	68,081	132,140
Income before income taxes	91,605	55,414
Income tax expense	5,089	2,127
Net income	$86,516	$53,287

Basic
Weighted average common shares outstanding	32,373	35,291
Basic earnings per common share	$2.67	$1.50

Diluted
Adjusted weighted average common shares outstanding	32,838	35,510
Diluted earnings per common share	$2.63	$1.49

Comprehensive income
Net income	$86,516	$53,287
Other comprehensive income (loss), net of deferred taxes	(6,587)	(6,177)
Comprehensive income	$79,929	$47,110

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Revenue
Net premiums earned	$126,853	$144,621	$138,588	$145,075	$138,212
Net investment income	18,544	22,031	23,209	26,155	28,552
Net realized gains on investments	13,318	18,455	22,982	24,978	22,339
Net impairment losses on investments	(421)	(149)	(699)	(1,113)	(1,070)
Other income (expense)	1,392	527	(96)	(191)	(479)
Total revenue	159,686	185,485	183,984	194,904	187,554

Expenses
Net losses and loss adjustment expenses	13,998	(7,770)	45,117	67,117	79,196
Net acquisition expenses	30,219	28,412	26,168	30,200	30,657
Operating expenses	19,305	23,808	19,966	19,696	16,983
Net foreign currency exchange losses (gains)	(220)	292	541	(310)	532
Interest expense	4,779	4,777	4,775	4,774	4,772
Total expenses	68,081	49,519	96,567	121,477	132,140
Income before income taxes	91,605	135,966	87,417	73,427	55,414
Income tax expense	5,089	14,421	2,553	5,895	2,127
Net income	$86,516	$121,545	$84,864	$67,532	$53,287

Basic
Weighted average common shares outstanding	32,373	32,674	32,996	33,914	35,291
Basic earnings per common share	$2.67	$3.71	$2.56	$1.98	$1.50

Diluted
Adjusted weighted average common shares outstanding	32,838	33,048	33,272	34,104	35,510
Diluted earnings per common share	$2.63	$3.67	$2.54	$1.97	$1.49

Comprehensive income
Net income	$86,516	$121,545	$84,864	$67,532	$53,287
Other comprehensive income (loss), net of deferred taxes	(6,587)	(12,697)	1,825	8,104	(6,177)
Comprehensive income	$79,929	$108,848	$86,689	$75,636	$47,110

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income and Net Operating Income per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2013	2012
Net income attributable to common shareholders	$86,516	$53,287
Portion allocated to participating common shareholders (1)	(189)	(208)
Net income allocated to common shareholders	$86,327	$53,079

Adjustments for:
Net realized gains on investments, net of tax	$(11,623)	$(21,779)
Net impairment losses on investments, net of tax	388	945
Net foreign currency exchange losses (gains), net of tax	(178)	533
Net operating income (2)	$74,914	$32,778

Per diluted common share:
Net income	$2.63	$1.49
Adjustments for:
Net realized gains on investments	(0.35)	(0.61)
Net impairment losses on investments	0.01	0.03
Net foreign currency exchange losses (gains)	(0.01)	0.02
Net operating income per diluted common share (3)	$2.28	$0.93

Adjusted weighted average common shares outstanding - diluted	32,838	35,510

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.
(2)
Net operating income is a non-GAAP measure as defined by Regulation G and represents net income after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(3)	Net operating income per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income by diluted weighted average shares outstanding for the period.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Key Ratios
Combined ratio (%)	45.4%	25.4%	61.3%	76.3%	88.2%
Investable assets to shareholders' equity ratio	2.03:1	2.08:1	2.30:1	2.36:1	2.42:1
Debt to total capital (%)	11.6%	11.7%	12.3%	12.7%	12.8%
Net premiums written (annualized) to shareholders' equity	0.28	0.28	0.33	0.33	0.34

Share Data
Book value per common share (1)	$60.23	$57.90	$54.60	$51.84	$49.00
Common shares outstanding (000's)	31,757	32,722	32,782	33,212	34,838

Market Price Per Common Share
High	$56.34	$47.40	$43.08	$38.43	$37.64
Low	46.24	40.89	37.58	34.97	32.94
Close	$55.81	$46.00	$40.87	$38.10	$36.50

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A-	A-	A-	A-
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	125	125	125	124	127

(1)	See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2013	2012
Earnings
Basic and Diluted
Net income attributable to common shareholders	$86,516	$53,287
Portion allocated to participating common shareholders (1)	(189)	(208)
Net income allocated to common shareholders	$86,327	$53,079

Common Shares
Basic
Weighted average common shares outstanding	32,373	35,291
Diluted
Weighted average common shares outstanding	32,373	35,291
Effect of dilutive securities:
Common share options	219	135
Restricted share units	246	84
Adjusted weighted average common shares outstanding	32,838	35,510

Earnings Per Common Share
Basic earnings per common share	$2.67	$1.50
Diluted earnings per common share	$2.63	$1.49

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Earnings
Basic and Diluted
Net income attributable to common shareholders	$86,516	$121,545	$84,864	$67,532	$53,287
Portion allocated to participating common shareholders (1)	(189)	(265)	(234)	(278)	(208)
Net income allocated to common shareholders	$86,327	$121,280	$84,630	$67,254	$53,079

Common Shares
Basic
Weighted average common shares outstanding	32,373	32,674	32,996	33,914	35,291
Diluted
Weighted average common shares outstanding	32,373	32,674	32,996	33,914	35,291
Effect of dilutive securities:
Common share options	219	204	179	142	135
Restricted share units	246	170	97	48	84
Adjusted weighted average common shares outstanding	32,838	33,048	33,272	34,104	35,510

Earnings Per Common Share
Basic earnings per common share	$2.67	$3.71	$2.56	$1.98	$1.50
Diluted earnings per common share	$2.63	$3.67	$2.54	$1.97	$1.49

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Price per share at period end	$55.81	$46.00	$40.87	$38.10	$36.50

Shareholders' equity	$1,912,666	$1,894,534	$1,789,946	$1,721,827	$1,706,895
Add: Assumed exercise of share options	20,303	27,688	29,669	31,209	32,356
Shareholders' equity - diluted	$1,932,969	$1,922,222	$1,819,615	$1,753,036	$1,739,251

Basic common shares outstanding (1)	31,757	32,722	32,782	33,212	34,838
Add: Management and directors' options (2)	604	833	903	968	1,014
Add: Directors' and officers' restricted share units	536	536	515	406	405
Diluted common shares outstanding	32,897	34,091	34,200	34,586	36,257

Book value per common share (3)
Book value per common share	$60.23	$57.90	$54.60	$51.84	$49.00
Fully converted book value per common share	$58.76	$56.39	$53.21	$50.69	$47.97

(1)	As of March 31, 2013, there were 31,757 common shares issued and outstanding. Included in this number were 73 restricted shares issued but unvested.
(2)	As of March 31, 2013, these were options with a price below the closing share price of $55.81.
(3)	Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended
	March 31, 2013	March 31, 2012
Net cash provided by (used in) operating activities	$(12,558)	$(32,689)

Net cash provided by (used in) investing activities	146,734	443,722

Net cash provided by (used in) financing activities	(63,514)	(31,895)

Effect of foreign currency exchange rate changes on cash	(4,811)	(3,800)

Net increase (decrease) in cash and cash equivalents	$65,851	$375,338

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net cash provided by (used in) operating activities	$(12,558)	$(146,368)	$40,216	$(26,496)	$(32,689)

Net cash provided by (used in) investing activities	146,734	216,909	170,213	388,556	443,722

Net cash provided by (used in) financing activities	(63,514)	(6,696)	(20,788)	(62,533)	(31,895)

Effect of foreign currency exchange rate changes on cash	(4,811)	(6,129)	7,055	(1,392)	(3,800)

Net increase (decrease) in cash and cash equivalents	$65,851	$57,716	$196,696	$298,135	$375,338

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2013				Three Months Ended March 31, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$59,427	$70,844	$4,494	$134,765	$68,153	$74,400	$1,108	$143,661

Net premiums earned	51,852	70,795	4,206	126,853	61,328	75,766	1,118	138,212
Net losses and loss adjustment expenses	(14,205)	29,643	(1,440)	13,998	40,937	41,036	(2,777)	79,196
Net acquisition expenses	8,227	16,249	5,743	30,219	9,235	17,375	4,047	30,657
Other underwriting expenses	7,332	5,723	333	13,388	6,835	5,036	191	12,062
Segment underwriting income (loss)*	$50,498	$19,180	$(430)	69,248	$4,321	$12,319	$(343)	16,297

Net investment income				18,544				28,552
Net realized gains on investments				13,318				22,339
Net impairment losses on investments				(421)				(1,070)
Other income (expense)				1,392				(479)
Corporate expenses not allocated to segments				(5,917)				(4,921)
Net foreign currency exchange (losses) gains				220				(532)
Interest expense				(4,779)				(4,772)
Income before income taxes				$91,605				$55,414

Underwriting ratios:*
Net loss and loss adjustment expense	(27.4%)	41.9%	(34.2%)	11.0%	66.8%	54.2%	(248.4%)	57.3%
Net acquisition expense	15.9%	23.0%	136.5%	23.8%	15.1%	22.9%	362.0%	22.2%
Other underwriting expense	14.1%	8.1%	7.9%	10.6%	11.1%	6.6%	17.1%	8.7%
Combined	2.6%	73.0%	110.2%	45.4%	93.0%	83.7%	130.7%	88.2%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	(27.4%)	41.9%	(34.2%)	11.0%	66.8%	54.2%	(248.4%)	57.3%
Net acquisition expense	15.4%	22.7%	127.7%	23.0%	13.5%	22.7%	361.7%	20.9%
Other underwriting expense	12.3%	8.1%	7.4%	9.9%	10.0%	6.8%	17.2%	8.4%
Combined	0.3%	72.7%	100.9%	43.9%	90.3%	83.7%	130.5%	86.6%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Net premiums written	$59,427	$61,458	$64,876	$61,695	$68,153

Net premiums earned	51,852	67,538	61,900	62,838	61,328
Net losses and loss adjustment expenses	(14,205)	47,200	26,790	17,653	40,937
Net acquisition expenses	8,227	9,308	7,078	8,721	9,235
Other underwriting expenses	7,332	9,190	7,661	7,454	6,835
Segment underwriting income*	$50,498	$1,840	$20,371	$29,010	$4,321

Underwriting ratios:*
Net loss and loss adjustment expense	(27.4%)	69.9%	43.3%	28.1%	66.8%
Net acquisition expense	15.9%	13.8%	11.4%	13.9%	15.1%
Other underwriting expense	14.1%	13.6%	12.4%	11.9%	11.1%
Combined	2.6%	97.3%	67.1%	53.9%	93.0%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	(27.4%)	69.9%	43.3%	28.1%	66.8%
Net acquisition expense	15.4%	14.5%	11.7%	13.1%	13.5%
Other underwriting expense	12.3%	15.0%	11.8%	12.1%	10.0%
Combined	0.3%	99.4%	66.8%	53.3%	90.3%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Net premiums written	$70,844	$67,676	$72,358	$72,678	$74,400

Net premiums earned	70,795	72,284	70,326	75,746	75,766
Net losses and loss adjustment expenses	29,643	(57,482)	14,358	45,851	41,036
Net acquisition expenses	16,249	16,415	16,710	18,487	17,375
Other underwriting expenses	5,723	6,614	5,662	5,625	5,036
Segment underwriting income*	$19,180	$106,737	$33,596	$5,783	$12,319

Underwriting ratios:*
Net loss and loss adjustment expense	41.9%	(79.5%)	20.4%	60.5%	54.2%
Net acquisition expense	23.0%	22.7%	23.8%	24.4%	22.9%
Other underwriting expense	8.1%	9.2%	8.1%	7.4%	6.6%
Combined	73.0%	(47.6%)	52.3%	92.3%	83.7%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	41.9%	(79.5%)	20.4%	60.5%	54.2%
Net acquisition expense	22.7%	23.3%	23.8%	25.4%	22.7%
Other underwriting expense	8.1%	9.8%	7.8%	7.7%	6.8%
Combined	72.7%	(46.4%)	52.0%	93.6%	83.7%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment – by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Net premiums written	$4,494	$4,767	$8,745	$7,086	$1,108

Net premiums earned	4,206	4,799	6,362	6,491	1,118
Net losses and loss adjustment expenses	(1,440)	2,512	3,969	3,613	(2,777)
Net acquisition expenses	5,743	2,689	2,380	2,992	4,047
Other underwriting expenses	333	358	289	267	191
Segment underwriting income (loss)*	$(430)	$(760)	$(276)	$(381)	$(343)

Underwriting ratios:*
Net loss and loss adjustment expense	(34.2%)	52.3%	62.4%	55.7%	(248.4%)
Net acquisition expense	136.5%	56.0%	37.4%	46.1%	362.0%
Other underwriting expense	7.9%	7.5%	4.5%	4.1%	17.1%
Combined	110.2%	115.8%	104.3%	105.9%	130.7%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	(34.2%)	52.3%	62.4%	55.7%	(248.4%)
Net acquisition expense	127.7%	55.9%	32.8%	43.7%	361.7%
Other underwriting expense	7.4%	7.5%	3.3%	3.8%	17.2%
Combined	100.9%	115.7%	98.5%	103.2%	130.5%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended
	March 31,	March 31,
	2013	2012
Property and Marine
Excess-of-Loss	$48,083	$56,734
Proportional	11,344	11,419
Subtotal Property and Marine	59,427	68,153
Casualty
Excess-of-Loss	55,356	61,930
Proportional	15,488	12,470
Subtotal Casualty	70,844	74,400
Finite Risk
Excess-of-Loss	-	-
Proportional	4,494	1,108
Subtotal Finite Risk	4,494	1,108
Combined Segments
Excess-of-Loss	103,439	118,664
Proportional	31,326	24,997
Total	$134,765	$143,661

	Three Months Ended
	March 31,	March 31,
	2013	2012
Property and Marine
United States	$32,105	$39,651
International	27,322	28,502
Subtotal Property and Marine	59,427	68,153
Casualty
United States	64,792	67,338
International	6,052	7,062
Subtotal Casualty	70,844	74,400
Finite Risk
United States	4,494	1,108
International	-	-
Subtotal Finite Risk	4,494	1,108
Combined Segments
United States	101,391	108,097
International	33,374	35,564
Total	$134,765	$143,661

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2013			Three Months Ended March 31, 2012
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$4,238	$4,238	$4,334	$100	$100	$1,196
North American Property Catastrophe	18,134	18,134	18,140	22,862	22,862	21,495
North American Property Risk	7,520	7,470	7,358	8,659	8,659	9,550
Other Property	3,106	3,106	3,027	8,919	8,919	8,744
Marine / Aviation Proportional	1,923	1,923	1,182	1,904	1,904	1,536
Marine / Aviation Excess	533	533	557	847	847	1,696
International Property Proportional	4,302	4,302	4,062	3,796	3,796	3,990
International Property Catastrophe	17,152	17,152	10,785	19,536	19,145	10,813
International Property Risk	2,569	2,569	2,407	1,921	1,921	2,308
Subtotal	59,477	59,427	51,852	68,544	68,153	61,328

Casualty
Clash	1,962	1,962	1,822	2,446	2,446	2,405
1st Dollar GL	1,719	1,719	1,838	1,938	1,938	3,120
1st Dollar Other	4,313	4,313	4,072	2,560	2,560	3,060
Casualty Excess	42,408	42,408	42,884	46,568	46,568	48,345
Accident & Health	13,665	13,256	12,766	12,355	12,355	9,537
International Casualty	2,792	2,792	2,889	4,340	4,340	4,581
International Motor	656	656	539	506	506	391
Financial Lines	3,738	3,738	3,985	3,687	3,687	4,327
Subtotal	71,253	70,844	70,795	74,400	74,400	75,766

Finite Risk
Finite Casualty	4,494	4,494	4,206	1,108	1,108	1,118
Subtotal	4,494	4,494	4,206	1,108	1,108	1,118

Total	$135,224	$134,765	$126,853	$144,052	$143,661	$138,212

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	March 31, 2013			December 31, 2012
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield
Fixed maturity available-for-sale securities:
U.S. Government	$4,903	2.7%	0.3%	$4,944	2.7%	0.4%
Municipal bonds	1,190,529	4.1%	2.1%	1,209,934	4.4%	2.3%
Non-U.S. governments	50,988	1.3%	0.7%	50,977	1.6%	0.8%
Corporate bonds	289,473	4.4%	2.7%	300,908	4.4%	2.7%
Commercial mortgage-backed securities	126,368	5.3%	2.8%	135,526	5.3%	2.5%
Residential mortgage-backed securities	205,462	1.6%	1.2%	221,622	1.6%	1.2%
Asset-backed securities	17,794	2.1%	1.5%	17,774	1.7%	1.6%
Total fixed maturity available-for-sale securities	$1,885,517	3.8%	2.1%	$1,941,685	4.0%	2.2%

Fixed maturity trading securities:
Non-U.S. governments	$106,940	3.6%	0.4%	$112,813	3.6%	0.4%
Total fixed maturity trading securities	$106,940	3.6%	0.4%	$112,813	3.6%	0.4%

Short-term investments	$104,443	1.3%	2.4%	$172,801	1.8%	2.0%

	March 31, 2013			December 31, 2012
Credit quality of investments*	Fair Value	% of Total		Fair Value	% of Total
Aaa	$618,734	29.5%		$776,738	34.9%
Aa	836,442	39.9%		831,190	37.3%
A	365,520	17.4%		340,612	15.3%
Baa	230,031	11.0%		231,950	10.4%
Below investment grade	46,173	2.2%		46,809	2.1%
Total	$2,096,900	100.0%		$2,227,299	100.0%

Portfolio information**
Credit Quality	Aa2			Aa1
Book Yield	2.0%			2.1%
Duration	2.4 yrs			2.6 yrs

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of March 31, 2013, there were approximately $10.0 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.

**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	March 31, 2013
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities:
U.S. Government	$4,903	$288	Aaa	2.4
Municipal bonds:
State general obligation bonds	752,747	81,896	Aa2	6.2
Essential service bonds*	203,968	18,396	Aa3	4.9
Pre-refunded bonds	85,639	4,686	Aa2	1.7
State income tax and sales tax bonds	81,601	11,224	Aa1	6.7
Other municipal bonds	66,574	5,070	Aa2	4.5
Subtotal	1,190,529	121,272	Aa2	5.6
Non-U.S. governments	50,988	1,010	Aa1	1.7
Corporate bonds:
Industrial	175,249	10,100	Baa2	5.2
Utilities	69,448	4,543	A3	5.8
Insurance	44,776	4,934	Baa1	4.4
Subtotal	289,473	19,577	Baa1	5.2
Commercial mortgage-backed securities	126,368	8,561	Aa3	2.5	2.8
Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	186,520	1,928	Aaa	1.2	5.7
Non-agency residential mortgage-backed securities	18,942	(2,189)	Caa2	0.8	6.1
Subtotal	205,462	(261)	Aa2	1.1	5.7
Asset-backed securities:
Asset-backed securities	13,735	135	Aaa	0.1	6.4
Sub-prime asset-backed securities	4,059	749	C	0.7	7.3
Subtotal	17,794	884	A2	0.3	6.6
Total	$1,885,517	$151,331	Aa3	4.7

*	Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	March 31, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 20 Holdings
American Electric Power Company, Inc.	$12,500	$13,469	$984	Baa1
HCC Insurance Holdings, Inc.	10,000	11,684	1,625	Baa1
Mattel, Inc.	10,000	10,964	849	Baa1
Hewlett-Packard Company	10,000	10,170	110	Baa1
MetLife, Inc.	10,000	10,038	38	A3
Anglo American plc	8,000	9,943	714	Baa1
Loews Corporation	6,000	7,494	1,484	Baa2
Snap-On Incorporated	7,000	7,274	262	Baa1
Newmont Mining Corporation	7,000	7,011	59	Baa1
Teck Resources Limited	6,750	6,908	189	Baa2
Rio Tinto plc	5,000	6,900	919	A3
Southern Company	6,625	6,812	197	A3
Hess Corporation	5,000	6,447	612	Baa2
CMS Energy Corporation	5,000	6,422	881	A2
ArcelorMittal	5,000	6,329	186	Ba1
Entergy Corporation	6,000	6,270	269	Baa2
Northeast Utilities	5,700	6,166	267	Baa2
Axis Capital Holdings Limited	5,000	5,726	888	Baa1
FirstEnergy Corp.	5,000	5,721	723	Baa2
Grupo Mexico, S.A.B de C.V.	$5,000	$5,680	$659	Baa2

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	March 31, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Exposures by Jurisdiction
Pennsylvania	$110,450	$128,494	$17,403	Aa2
California	104,380	121,798	13,972	A1
Connecticut	99,620	112,405	11,373	Aa3
Illinois	97,500	108,202	9,933	A2
Massachusetts	72,560	80,071	6,238	Aa2
Texas	61,830	69,437	7,427	Aa1
New Jersey	50,650	52,163	750	A1
New York	44,500	51,794	7,061	Aa1
Mississippi	43,255	46,726	2,703	Aa2
Hawaii	$35,000	$44,356	$9,239	Aa2

	March 31, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of California	$102,380	$119,597	$13,803	A1
State of Connecticut	82,620	92,429	8,397	Aa3
State of Pennsylvania	76,700	90,486	13,345	Aa2
State of Illinois	73,000	80,327	6,721	A2
State of Massachusetts	59,010	64,043	3,760	Aa1
State of Mississippi	43,255	46,726	2,703	Aa2
State of Texas	39,900	45,743	5,682	Aaa
New Jersey Economic Development Authority	44,500	44,823	323	A1
State of Hawaii	35,000	44,356	9,239	Aa2
New York State Urban Development Corporation	$27,000	$31,988	$4,988	Aaa

	March 31, 2013
	Fair Value	% of Total
Credit quality of municipal bond portfolio*
Aaa	$171,665	14.4%
Aa	723,824	60.8%
A	287,731	24.2%
Baa	7,309	0.6%
Total	$1,190,529	100.0%

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of March 31, 2013, there were approximately $10.0 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended
	March 31,	March 31,
	2013	2012
Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$8,474	$20,740
Subsidiaries domiciled in the United States	4,844	1,599
Total	$13,318	$22,339

Net realized gains (losses) on investments by type:
Sale of securities	$14,276	$22,677
Mark-to-market on trading securities	(958)	(338)
Total	$13,318	$22,339

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$328	$712
Subsidiaries domiciled in the United States	93	358
Total	$421	$1,070

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	$30
Residential mortgage-backed securities	336	1,040
Asset-backed securities	85	-
Total	$421	$1,070

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Three Months Ended March 31, 2013 (1)				Twelve Months Ended December 31, 2012 (2)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$103,505	$(78)	$103,583	740.0%	$620,304	$73	$620,231	337.7%
Change in unpaid losses and loss adjustment expenses	(89,592)	(7)	(89,585)		(436,928)	(357)	(436,571)
Losses and loss adjustment expenses incurred	$13,913	$(85)	$13,998		$183,376	$(284)	$183,660

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of March 31, 2013				As of December 31, 2012
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$786,071	$3,587	$782,484	42.1%	$799,593	$3,594	$795,999	40.7%
Incurred but not reported	1,076,207	3	1,076,204	57.9%	1,161,689	3	1,161,686	59.3%
Unpaid losses and loss adjustment expenses	$1,862,278	$3,590	$1,858,688	100.0%	$1,961,282	$3,597	$1,957,685	100.0%

(1)	Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses (gains) of ($9,412) and $0, respectively.
(2)	Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses (gains) of $8,596 and ($1), respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended March 31, 2013				Three Months Ended March 31, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$14,504	$23,583	$4,862	$42,949	$10,381	$15,997	$3,696	$30,074
Net premium adjustments related to prior years' losses	53	124	-	177	1,276	1,020	-	2,296
Net commission adjustments related to prior years' losses	170	673	(4,886)	(4,043)	(281)	(415)	(3,808)	(4,504)
Net favorable (unfavorable) development	14,727	24,380	(24)	39,083	11,376	16,602	(112)	27,866

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	17,089	29	-	17,118	322	(4)	-	318
Net premium adjustments related to prior years' losses	(1,680)	-	-	(1,680)	(334)	-	-	(334)
Net commission adjustments related to prior years' losses	(23)	-	-	(23)	(15)	-	-	(15)
Net favorable (unfavorable) development	15,386	29	-	15,415	(27)	(4)	-	(31)

Total net favorable (unfavorable) development	$30,113	$24,409	$(24)	$54,498	$11,349	$16,598	$(112)	$27,835

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of April 1, 2013
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane	$96	$93	$184	$173	$229	$217
Japanese	Earthquake	14	14	152	152	205	205
United States	Earthquake	20	20	109	109	152	152
Pan-European	Windstorm	50	42	129	119	155	145
Japanese	Typhoon	4	4	82	82	84	84
Canadian	Earthquake	$-	$-	$48	$48	$81	$81

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax.  Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.